SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 8, 2004
                                                       -----------------------


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-07155                  13-2740040
-----------------------------    ------------------------     ----------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)

One Manhattanville Road, Purchase, New York                  10577
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         (Address of Principal Executive Offices)          (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    333-59287              36-2467635
--------------------------------  -----------------------  --------------------
--------------------------------  ----------------------   --------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)          Identification No.)

One Manhattanville Road, Purchase, New York                      10577
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400
                                                     ---------------------

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of January 1, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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Item 5.           Other Events.

On January 8, 2004, R.H. Donnelley Inc. (the "Company") issued a press release announcing the redemption of the entire outstanding aggregate principal amount of $21,245,000 of its 9 1/8% Senior Subordinated Notes due 2008 ("Notes"). The Company expects to redeem the Notes on February 6, 2004 at a redemption price of 104.563% of the principal amount, plus accrued and unpaid interest. A copy of the press release is attached hereto as exhibit 99.1.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              R.H. DONNELLEY CORPORATION



                              By: /s/ Robert J. Bush
                              ------------------------
                                    Name:    Robert J. Bush
                                    Title:   Vice President and General Counsel


                              R.H. DONNELLEY INC.



                              By: /s/ Robert J. Bush
                              ------------------------
                                    Name:  Robert J. Bush
                                    Title:    Vice President and General Counsel



Date:  January 8, 2004


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



                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number   Description
         ------   -----------

99.1     Press Release issued January 8, 2004







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